Exhibit 10.22

AMENDMENT

TO

PURCHASE AGREEMENT

AND

CONVERTIBLE PROMISSORY NOTE

This Amendment (this "Amendment") is executed as of September 26, 2014, by SOLAR WIND ENERGY TOWER, INC., a Nevada corporation (the “Borrower”); and JDF CAPITAL INC., or its assigns (the “Holder”) to amend the Purchase Agreement (the “Purchase Agreement”) and that certain Convertible Promissory Note dated June 3, 2014 among those parties (the "Note").

The Borrower and the Holder desire to amend the Purchase Agreement and the Note and further agree as follows:

1. Capitalized Terms. Except as expressly provided in this Amendment, all capitalized terms used in this Amendment have meanings ascribed to them in the Purchase Agreement and the Note and those definitions are incorporated by reference into the Purchase Agreement and the Note.

2. Additional Note Funding. The Purchase Agreement and the Note provided that the additional Note funding in the purchase amount of $330,000, to consist of a cash payment of $300,000 and 10% pre-paid interest, will occur within 15 business days of effectiveness of the Registration Statement. Both parties agree to amend the Purchase Agreement and the Note so that such additional Note funding shall occur within 5 business days of the effectiveness of the Registration Statement.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as the signatories.

4. Third Parties. Except as specifically set forth or referred to herein, nothing herein express of implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted successors or assigns, any claims, rights, remedies under or by reason of this Amendment.

5. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of Nevada, without regard to the principals of conflict of laws thereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

SOLAR WIND ENERGY TOWER, INC.

By: /s/ Ronald W. Pickett

Name: Ronald W. Pickett

Title:

JDF CAPITAL INC.

By: /s/ John D. Fierro

Name: John D. Fierro

Title: President